VECTRUS FOURTH QUARTER & FULL YEAR 2020 RESULTS CHUCK PROW – PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH – SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER MARCH 2, 2021

Safe Harbor Statement Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD- LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLES FOR 2021 GUIDANCE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR 2021 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO, CONTRACT OPPORTUNITIES, THE IMPACT OF COVID-19, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF SOME OF THE RISKS AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM SUCH FORWARD- LOOKING STATEMENTS, SEE THE RISKS AND OTHER FACTORS DETAILED FROM TIME TO TIME OUR ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

# Full-Year and Q4 2020 Highlights

- Delivered high operational readiness for National Security missions and supported DoD critical infrastructures throughout the pandemic
- Strong 2020 cash flow generation, representing ~140% conversion
- 2020 revenue of $1.396 billion up 1% y/y; COVID-19 impact of (4.6%)
  - Adjusted diluted EPS[1] of $3.07 (includes $0.22 tax benefit)
  - Q4'20 revenue and adjusted diluted EPS[1] of $355 million and $1.18 (includes $0.22 tax benefit)
- Reported record high adjusted EBITDA margin[1] of 5.0% in Q4
- Strong backlog of $5.1 billion, representing 3x 2021 revenue mid-point
  - Significantly improved long-term visibility with OMDAC-SWACA win
- Advanced position as a leader in the converged infrastructure market
- Expanded capabilities and clients through two key acquisitions
  - Acquired Zenetex accelerating converged infrastructure strategy and further expanding intelligence and foreign military client portfolio
  - Acquired HHB Systems advancing physical and digital infrastructure technologies within the intelligence community
- 2021 guidance represents 20% revenue and 23% EPS growth at midpoint

*[1] See appendix for reconciliation of non-GAAP measures.*

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VECTRUS TRUE TO YOUR MISSION

# Leader in the Converged Infrastructure Market

- Naval Base Coronado 5G Smart Warehouse
  - Part of the DoD's 5G experimentation and testing at five U.S. military test sites
- Strategic Significance
  - Vectrus will provide industry-leading inventory management, network security, robotic material moving, & environmental sensing capabilities at Naval Base Coronado
  - This award is a testament to our clients' migration toward the converged infrastructure market
  - Represents the largest full-scale 5G test for dual-use applications in the world
  - Places Vectrus into an additional competitive arena focused on technological solutions that are now being applied within traditional facility and base operations and IT services



Traditional Market
Disparate Contracting
Operations and Maintenance
Facilities
Logistics
IT Services
CORE SERVICES
Traditional market is *radically* changing as clients shift contract types and insert technology
Technology insertion enabling growth and margin expansion
Converged Market
Operational Technology Services
Logistics
Facilities
IT Services
Vectrus Differentiation

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# Enhancing the Foundation



Record Backlog
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.7
$2.0
$0.7
$5.1
$4.2
$0.9
12/31/2019
12/31/2020
Funded
Unfunded

- **Record Backlog of $5.1B**
  - Backlog of $5.1B, the highest level in the company's history and provides visibility over the next several years
- **OMDAC-SWACA and LOGCAP V Improve Long-Term Visibility**
  - Enhanced by the successful recompete wins of contracts that in aggregate accounted for ~48% of 2020 revenue
  - No other contracts account for more than 10% of total revenue
- **Minimal Recompete Risk Over Next Several Years**
  - No recompetes above 10% of revenue expected over the next several years

| Contract Name | Contract Type | Contract Value | Contract Duration |
|---|---|---|---|
| OMDAC-SWACA | Cost-Plus | $882M | Mar 2021 → Dec 2025 |
| LOGCAP V | Cost-Plus | $1,383M | Mar 2020 → Mar 2030 |

[1] See appendix for reconciliation of non-GAAP measures.

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# Expanding the Portfolio


2016 Revenue
2020 Revenue
2%
14%
84%
5%
5%
21%
69%
Army
Air Force
Navy
Other
5%
13%
82%
11%
24%
65%
Middle East
United States
Europe

## Navy Campaign Progress

- Navy revenue up ~22% year-over-year in 2020
  - Client campaigns include a tailored attack plan with differentiated value proposition
  - Harnessing capabilities across the Vectrus portfolio to deliver innovative technology-based solutions into infrastructure while improving mission effectiveness
- Notable 2020 Navy Wins
  - Awarded an eight-year $210 million, firm-fixed-price contract to provide base operations support to Isa Air Base in Bahrain
  - Awarded an eight-year, $45 million, firm-fixed-price contract to provide base operations support at the Naval Support Facility in Deveselu, Romania
  - Awarded a five-year, $196 million, firm-fixed-price recompete contract to continue base operations support services at Naval Station Guantanamo Bay in Cuba[1]

*1 Under protest*

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Page 7 Expanding the Portfolio  Significant Pipeline of Opportunities to Drive Future Expansion – Capability expansion driving additional opportunity across federal, non-federal, and international client sets – New business pipeline supports continued client diversification, shift to more advantageous contract types, and higher margin technology enabled solutions New Business Pipeline New Business Makeup $1.5 $2.0 $6.0 $9.1 $7.5 $11.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 12/31/2016 12/31/2020 Submitted Plan to Submit Army Navy Air Force Intel & Other DoD Federal Civilian

Page 8 Expanding the Portfolio  Vectrus’ capabilities and technology-based solutions are resulting in important new awards which support future margin expansion OASIS Pool 1: – Vectrus was awarded a position on a “Best in Class” General Services Administration, Multiple Award Contract, IDIQ vehicle. – This vehicle provides integrated professional services for all government customers worldwide. – Demonstrates our increased capability to function as a prime contractor in large scale IT as well as our traditional markets. – Allows access to a funding stream that is new to us. Annual spending on OASIS Pool 1 has been >$2.0 billion annually to all contractors over the past two years. Sensor Prototype Software, OTA’s, and Integrated Electronic Security: – Vectrus was awarded a U.S. Navy contract to provide concepts and develop prototype software to integrate disparate onboard sensor feeds to support signal discovery and exploitation. – Awarded an Other Transaction Authority (OTA), to provide software and engineering to support sensor data integration and visualization of the U.S. investments in chemical, biological, radiological, and nuclear defense equipment. – Awarded a five-year fixed price IDIQ to provide intrusion detection system supplies, hardware, and services at Edwards Air Force base. – These wins were based on our position as a leading provider of integrated electronic security systems and strong history in sensor integration since 1995, both of which are key components and differentiators to leading in the converged infrastructure market.

# Adding More Value

Zenetex and HHB enhance our capabilities to deliver a more integrated and comprehensive suite of solutions to our clients globally.

- Strengthens position as leading fully-integrated provider in the converged infrastructure market:
  - Brings integrated security capabilities that provide systematic protection of physical assets, IP, and computer systems, which builds on our integrated electronic security solutions that protect thousands of facilities and assets.
  - Builds on our electromagnetic spectrum engineering and adds to our legacy in sensor integration while adding higher value IT services including enterprise operations, network and application performance monitoring, service management design and implementation, and cybersecurity.
- Enhances capabilities in computer-aided facility management, engineering, design, and planning:
  - Adds comprehensive solutions for facility management assisting in the planning, engineering, design, implementation, and management. Specific capabilities include computer-aided facility management; architectural and interior design; computer-aided design; and building operations for client facilities.
- Adds higher end integrated logistics and asset management:
  - Brings people, skills, knowledge, equipment, tools, and technical data to establish, execute and maintain logistics policies, processes and procedures, which builds on Vectrus' forward-deployed operational logistics capabilities.
  - Strengthens asset management and logistics with property oversight, with logistics support, training, supply chain and inventory monitoring.
- Expands Vectrus content at client installations with the addition of mission-critical support services for vital defense aviation programs:
  - Provides mission-critical readiness services for legacy and next generation aircraft through full spectrum Maintenance, Repair & Overhaul services that include "backshop" operations, lab systems, and weapon subsystems, which increases Vectrus' overall addressable market and content at client installations and bases.
- Increases intelligence and federal client footprint:
  - Provides unique access to highly attractive Intelligence Community clients and advances the company's Navy campaign to include Naval Air Systems Command and Naval Supply Systems Command.
- Adds Foreign Military Sales (FMS) clients and expertise:
  - FMS services supports more than 40 countries, including Qatar, Malaysia, Spain, Morocco, Kuwait, Denmark, Australia, Canada, and provides significant channels for future growth.

$200M+
*Revenue*

$750M+
*Contracted Backlog*

~2,000
*Talented Professionals*

~95%
*Cleared at Secret or Above*



Other 6%
Army 5%
Air Force 8%
Int'l / FMS 9%
Classified 17%
Navy 55%

Representative Zenetex Client Mix

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Page 10 1 See appendix for reconciliation of non-GAAP measures. . Q4’20 Financial Results  Revenue decreased $9.9 million yr/yr, or 2.7% as a result of COVID-19 impact of ($25.8) million or (7.1%) Revenue ($M) Adj. EBITDA Margin1 Adj. Diluted EPS1  Record Adj. EBITDAmargin1 of 5.0%  COVID-19 impact of (10 bps)  Adj. diluted EPS1 of $1.18  2020 Tax benefit of $0.22  COVID-19 impact of ($0.10) COVID-19 impact Adjusted results1 $365.2 $355.3 $25.8 Q4'19 Q4'20 4.9% 5.0% 0.1% Q4'19 Q4'20 $0.93 $1.18 - $0.10 Q4'19 Q4'20

Page 11 1 See appendix for reconciliation of non-GAAP measures. . Full Year Financial Results  Revenue increased $13.0 million yr/yr, or 1.0% as a result of COVID-19 impact of ($63) million or (4.6%) Revenue ($M) Adj. EBITDA Margin1 Adj. Diluted EPS1  Adj. EBITDAmargin1 of 4.0%  COVID-19 impact of (20 bps)  Adj. diluted EPS1 of $3.07  2020 Tax benefit of $0.22  COVID-19 impact of ($0.39) COVID-19 impact Adjusted results1 $1,383 $1,396 $63 2019 2020 4.3% 4.0% 0.2% 2019 2020 $3.07 $3.07 $0.39 2019 2020

# Solid Backlog and Book-to-Bill

## Backlog[1] ($B)


$5.5
$5.1
$0.4
$4.1
$3.8
$3.7
$2.7
$4.2
$4.2
$3.0
$2.9
$2.7
$2.0
$0.7
$1.0
$0.9
$1.0
$0.9
$0.9
4Q'19
1Q'20
Q2'20
Q3'20
Q4'20
Q4'20 Proforma Backlog[2]
Protest
Unfunded
Funded

Total Q4'20 Backlog of $5.1 Billion

- Proforma Total Backlog of $5.5 billion Including contracts under protest $0.4B
- Backlog is 3x the 2021 revenue mid-point, providing insight into future revenue and cash flow generation

## Trailing 12-Month Book-to-Bill Ratio


2.4 x
2.1 x
1.5 x
1.4 x
1.5 x
0.8 x
4Q'19
1Q'20
Q2'20
Q3'20
Q4'20
Q4'20 Proforma

TTM Book-to-Bill Ratio is 2.1x

- TTM Book-to-Bill Ratio of 2.4x based on Proforma Total Backlog

1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts.
2 Proforma Total Backlog includes protested awards.

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VECTRUS TRUE TO YOUR MISSION

$M 2019 2020 $ yr/yr change % yr/yr change YTD Net Cash Provided by (Used in) Operating Activities $27.6 $64.1 $36.5 133% Cash2 $35.3 $66.9 $31.6 90% Receivables $269.1 $315.0 $45.9 17% Debt $70.5 $179.0 $108.5 154% Net Debt1 $35.2 $112.1 $76.9 218% Leverage Ratio (x) 0.97x 2.05x N/A 111% Page 13 Cash Flow and Liquidity Twelve months ended Q4 1 Net Debt = Debt – Cash 2 Cash excludes restricted cash  YTD Cash Flow from Operations of $64.1 million, including $13.2 million CARES Act tax deferrals  Revolver drawn at quarter end to support Zenetex and HHB acquisitions  Liquidity over $220 million  Strong balance sheet and financial position

# 2021 Guidance

| $millions, except per share data | 2021 Guidance | 2021 Mid-point | 2020 Actual | 2020 to 2021 | % Var |
|---|---|---|---|---|---|
| Revenue | $1,645 — $1,715 | $1,680 | $1,396 | $284 | 20.3% |
| Adjusted EBITDA Margin[1] (%) | 4.6% — 5.0% | 4.8% | 4.0% | 80bps | |
| Adjusted Diluted Earnings Per Share[1] | $3.48 — $4.08 | $3.78 | $3.07 | $0.71 | 23.1% |
| Net Cash Provided by Operating Activities | $55.0 — $65.0 | $60.0 | $64.1 | ($4.1) | (6.4%) |

2021 guidance assumptions include:

- Capital expenditures ~ $5 million
- Depreciation and amortization ~ $17 million
- Mandatory debt payments $8.6 million
- Interest expense ~ $8 million
- Tax rate of ~ 19.0%
- Diluted EPS assumes 11.9 million weighted average diluted shares outstanding at December 31, 2021
- Operating Cash Flow in 2020 benefitted from the CARES Act by $13.2M

[1] *See appendix for reconciliation of non-GAAP measures.*

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VECTRUS

APPENDIX

Reconciliation Of Non-GAAP Measures Page 16 The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. “Adjusted operating income” is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income” is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA” is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations.. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue.

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